EXECUTION


                AMENDMENT NO. 1 TO REDUCING REVOLVING LOAN AGREEMENT

             This Amendment No. 1 to Reducing Revolving Loan Agreement (this "Amendment") dated as of April 6, 1995 is entered into with reference to the Reducing Revolving Loan Agreement (the "Loan
          Agreement") dated as of May 25, 1994 among Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Beau Rivage, a Nevada corporation formerly known as MR Realty ("MRR"), MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                      RECITALS

            A. Borrowers have requested that the Banks increase the amount of the Commitment under the Loan Agreement referred to above from $525,000,000 to $1,000,000,000 for the purpose of financing the redemption of the TI Mortgage Notes, an expansion of the scope of the Dunes Project, Borrowers' proposed Beau Rivage hotel-casino, and other general corporate purposes.

            B. Borrowers have also requested that GNLV, CORP., a Nevada corporation which is a wholly owned Subsidiary of Parent, become a Party to the Loan Agreement as an additional Borrower.

            C. Each of the parties to the Loan Agreement has agreed that Credit Lyonnais, Los Angeles Branch and Cayman Island Branch shall hereafter be designated as a Co-Agent under the Loan Agreement.

            D. Subject to the terms hereof, the existing Banks under the Loan Agreement have agreed to an increase in the amounts of their portions of the Commitment and CIBC Inc. and ABN-AMRO Bank N.V. (collectively, the "New Banks") have agreed to become parties to the Loan Agreement as Banks and to assume a portion of the increase to the Commitment, all as set forth on Schedule 1.1 to the Loan Agreement, as amended and attached as Schedule 1.1 to this Amendment.

                                     EXHIBIT 10(b)

            E. Borrowers have also requested the release of all Collateral for the Obligations, including the release of the Dunes Property and the Shadow Creek Property from the Lien of the Deed of Trust.

            F. The Banks are willing to release the Dunes Property and the Shadow Creek Property, and the other Collateral, and to otherwise amend the Loan Agreement and the other Loan Documents in the manner set forth herein, subject to the fulfillment of the conditions precedent set forth in Paragraph 21 of this Amendment.

             NOW, THEREFORE, Borrowers, the Administrative Co-Agent and the undersigned Banks (representing 100% of the Banks now party to the Loan Agreement and the New Banks), agree as follows:

            1. Amendment to Section 1.1 - Amended Definitions.  Section 1.1
          of  the  Loan  Agreement  is   amended  so  that  the   following
          definitions set forth therein read in full as follows:

               "Applicable Commitment Fee Rate" means, for each Pricing Period, the rate set forth below (expressed in basis points) opposite the Applicable Pricing Level for that Pricing Period:

                                Applicable
                              Pricing Level        Commitment Fee
                              _____________        ______________

                                 I                      16.25
                                 II                     20.00
                                 III                    22.50
                                 IV                     43.75
                                 V                      50.00
                                 VI                     50.00

               "Applicable Pricing Level" means, for each Pricing Period, the pricing level set forth below opposite the highest pricing criteria achieved by Borrowers as of the first day of that Pricing Period (and, if such pricing criteria are set forth opposite different pricing levels, then the pricing level set forth below opposite the more creditworthy of such pricing criteria):

            Pricing Level           Pricing Criteria
            _____________           _________________
                                    Annualized Funded                Senior
                                       Debt Ratio                  Debt Rating
                                 ______________________       ____________________



                 I               Less than 1.00 to 1.00       At least A- or A3

                 II              Equal to or greater than     At least BBB or Baa2
                                 1.50  to  1.00  but less
                                 than 2.25 to 1.00

                 III             Equal to or greater than    At least BBB- or Baa3
                                 1.50  to 1.00  but  less
                                 than 2.25 to 1.00

                 IV              Equal to or greater than     At least BB+ or Ba1
                                 2.25  to  1.00 but  less
                                 than 3.00 to 1.00

                 V               Equal to or greater than     At least BB- or Ba3
                                 3.00  to  1.00 but  less
                                 than 3.50 to 1.00

                 VI              Equal to or greater than     Below BB- or Ba3
                                 3.50 to 1.00                 (or  unrated)

               "Commercial Letter of Credit" means each Letter of Credit issued to support the purchase of commodities by Borrowers which is determined to be a commercial letter of credit by the Issuing Bank.

               "Commitment" means, subject to Sections 2.6, 2.7 and 2.8, $1,000,000,000. The respective Pro Rata Shares of the Banks with respect to the Commitment are set forth in Schedule 1.1.

               "Commercial Paper Advance" means an Advance made by the Banks that will be used to repay Commercial Paper Outstandings in a principal amount not to exceed the aggregate amount of the Commercial Paper Outstandings.

                "Dunes Project" means a new major hotel-casino contemplated to be constructed by MRR on the Dunes Property currently intended to be known as "Beau Rivage." The Gold Strike Project is not the Dunes Project.

               "Gold Strike Project" means the themed entertainment resort to be constructed on the southerly portion of the Dunes Property by Victoria Partners, a joint venture partnership consisting of a Subsidiary of MRR and an Affiliate of Gold Strike Resorts.

               "Letters of Credit" means any of the Standby Letters of Credit or Commercial Letters of Credit issued by the Issuing Bank
          under  the  Commitment   pursuant  to   Section 2.5,  either  as
          originally issued or as the same may be supplemented, modified, amended, renewed, extended or supplanted.

               "New Venture Basket" means, as of any date of determination,
          (a) $500,000,000 plus (b) the New Capital Amount as of that date, minus (c) the amount by which Restricted Payments made following the Closing Date exceed the sum of (y) $125,000,000, plus (z) an amount equal to 50% of cumulative Net Income for the period commencing January 1, 1995 and ending on the last day of the most recently-ended Fiscal Quarter (taken as a single fiscal period).

               "Other Basket Usage" means [Intentionally omitted].

               "Restricted Payment Basket" means, as of any date of determination, the sum of (a) $125,000,000 plus (b) an amount equal to 50% of cumulative Net Income for the period commencing January 1, 1995 and ending on the last day of the most recently-ended Fiscal Quarter (taken as a single fiscal period), plus (c) the New Capital Amount as of that date (reduced by the amount by which the aggregate principal amount of the outstanding Subordinated Obligations on that date is in excess of
          $200,000,000), minus (d) the amount by which New Venture Investments and New Venture Capital Expenditures made following the Closing Date exceed $450,000,000.

               "Senior Debt Rating" means (a) the rating of the GNS Mortgage Notes, as determined by either Standard & Poor's Ratings Group (a Division of McGraw-Hill, Inc.) or Moody's Investors Service, Inc. (and, if by both such rating agencies, then the more creditworthy of such credit ratings), or (b) if the GNS Mortgage Notes are not outstanding, either (i) the implicit credit rating for senior secured debt securities of Borrowers based on the credit ratings of other securities of Borrowers by such rating agencies, or (ii) at Borrowers' option, the rating designated in a writing from one of the rating agencies referred to above as the rating which it would assign to senior secured debt securities of Borrowers if any such debt securities were outstanding.

               "Spin-Off Companies" means GNL, CORP., a Nevada corporation.

               "Stage I  Reduction  Amount"  means,  with  respect  to  any
            Stage I Reduction Date, the amount necessary to reduce the then applicable Commitment to the level set forth below opposite that Stage I Reduction Date:

                                Stage I
                            Reduction Date        Commitment Level
                         ___________________      ________________

                         June 30, 1997              $945,000,000
                         September 30, 1997         $890,000,000
                         December 31, 1997          $835,000,000

               "Stage I Reduction Test" means, with respect to each Stage I Reduction Date, that the Senior Debt Rating is then BBB-/Baa3 or better.

               "Stage II Reduction Amount" means (a) with respect to any Stage II Reduction Date where the Stage II Reductio n Test has never previously been achieved, the amount necessary to reduce the then applicable Commitment to the level set forth below opposite that Stage II Reduction Date:

                              Stage II
                           Reduction Date        Commitment Level
                         __________________      ________________

                         March 31, 1998             $770,000,000
                         June 30, 1998              $705,000,000
                         September 30, 1998         $640,000,000
                         December 31, 1998          $575,000,000
                         March 31, 1999             $510,000,000;

               and (b) with respect to any Stage II Reduction Date where the Stage II Reduction Test has previously been achieved on a Stage II Reduction Date, $65,000,000.

               "Stage II Reduction Test" means, with respect to each Stage II Reduction Date, that all of the following tests are then met: (a) all of the GNS Mortgage Notes have been paid in full, defeased in accordance with the Mirage/TI First Mortgage Documents or otherwise extinguished and (b) the Senior Debt Rating is BBB-/Baa3 or better.

               "Standby Letter of Credit" means each Letter of Credit which is not a Commercial Letter of Credit.

            2. Amendment to Section 1.1 - New Definitions. Section 1.1 of the Loan Agreement is further amended to add the following new definitions thereto:

               "Applicable Commercial Paper Support Fee Rate" means, for each Pricing Period, the rate set forth below (expressed in basis points) opposite the Applicable Pricing Level for that Pricing
          Period:

                           Applicable            Commercial Paper
                         Pricing Level             Support Fee
                         _____________           ________________

                            I                           31.25
                            II                          35.00
                            III                         37.50
                            IV                          43.75
                            V                           50.00
                            VI                          50.00

               "Golden Nugget" means the Golden Nugget Hotel and Casino located in Las Vegas, Nevada, and the real property owned and leased by Borrowers and their Subsidiaries and associated therewith, which real property is described on Schedule 1.1A to this Agreement.

               "Lien Event" means the date upon which the Administrative Co-Agent is notified that either of the following has occurred:
          (a) as of the last day of any Fiscal Quarter, the Leverage Ratio is greater than 2.75:1.00 or (b) Borrowers' more creditworthy Senior Debt Rating is at any time lower than BBB- or Baa3.

               "Negative Pledge Agreement" means, with respect to the Dunes Property, the Shadow Creek Property, the Mirage/TI Property or the Golden Nugget, as the case may be, an agreement creating a negative pledge with respect to such Real Property in favor of the Administrative Co-Agent and the Banks, in form suitable for recordation with the Clark County, Nevada Recorder's Office, substantially in the form of Exhibit A to Amendment No. 1 hereto.

               "New Capital Amount" means, as of each date of determination, an amount equal to the aggregate net cash proceeds received by (i) Parent from the issuance and sale of capital stock of Parent (including upon any conversion or exchange of the GNS Mortgage Notes or upon any conversion or exchange of other debt securities of Parent issued after March 1, 1995 into or for such capital stock) after March 1, 1995 and through such date and
          (ii) Borrowers or any Restricted Subsidiary from the issuance and sale of Subordinated Obligations pursuant to Section 6.10(h) after March 1, 1995 and through such date.

            3. Amendment to Section 3.4. Section 3.4 of the Loan Agreement is amended to read in full as follows:

               "3.4 Commitment  Fees.     From  March  31, 1995,  Borrowers
                    shall pay to the Administrative Co-Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to the Applicable Commitment Fee Rate per annum times the average daily amount by which the
                    Commitment  exceeds  the   sum  of  (a) the  aggregate
                    principal Indebtedness evidenced by the Committed Advance Notes (excluding the Competitive Advances and
                    Swing  Line   Outstandings)  plus   (b) the  Aggregate
                    Effective Amount of all Standby Letters of Credit outstanding, plus (c) the Commercial Paper Outstandings. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date."

            4. New Section 3.4A - Commercial Paper Support Fees. The Loan Agreement is amended to add a new Section 3.4A, to read in full as follows:

              "3.4A Commercial   Paper  Support Fees.  From March 31, 1995,
                    Borrowers shall pay to the Administrative Co-Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commercial paper support fee equal to the Applicable Commercial Paper Support Fee Rate per annum times the average daily amount of the Commercial Paper Outstandings. The commercial paper support fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date."

            5. Amendment to Section 3.5. Section 3.5 of the Loan Agreement is amended to read in full as follows:

               "3.5 Letter   of  Credit Fees.  With  respect to each Letter
                    of Credit, Borrowers shall pay the following fees:

                    (a) concurrently with the issuance of each Standby Letter of Credit, a letter of credit issuance fee to the Issuing Bank for the sole account of the Issuing Bank, in an amount set forth in a letter agreement between Borrowers and the Issuing Bank;

                    (b) concurrently with the issuance of each Standby Letter of Credit, to the Administrative Co-Agent for the ratable account of the Banks in accordance with their Pro Rata Share of the Commitment, a standby letter of credit fee in an amount equal to the Applicable Letter of Credit Fee times the face amount of such Standby Letter of Credit through the termination or expiration of such Standby Letter of Credit; and

                    (c) concurrently with each issuance, negotiation, drawing, or amendment with respect to any Commercial Letter of Credit, to the Issuing Bank for the sole account of the Issuing Bank, issuance, negotiation, drawing and amendment fees, in the amounts set forth from time to time as the Issuing Bank's published scheduled fees for such services.

               Each of the fees payable with respect to Letters of Credit under this Section are earned when due and are nonrefundable."

            6. Amendment to Section 4.6. Section 4.6 of the Loan Agreement is amended to read in full as follows:

               "4.6 No  Other  Liabilities.   Borrowers  and the Restricted
                    Subsidiaries do not have any material liability or material contingent liability not reflected or
                    disclosed   in   the   balance   sheet   described   in
                    Section 4.5(b), other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. As of the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since December 31, 1993.

            7. Amendment to  Section  5.10.    Section  5.10  of  the  Loan
          Agreement is amended to read in full as follows:

              "5.10 Certain  Future  Real  Property Collateral.   If a Lien
                    Event occurs and is continuing:

                    (a) as promptly as practicable and in any event within 15 days, if the GNS Mortgage Notes have not then been repaid or otherwise defeased or retired, execute the Deed of Trust (covering those portions of the Dunes Property and the Shadow Creek
                         Property then owned by Borrowers and their Restricted Subsidiaries) and deliver the same to the Administrative Co-Agent for recordation and filing with the appropriate Governmental Agencies;

                    (b) as promptly as practicable and in any event within 15 days, if the GNS Mortgage Notes have then been repaid, defeased or otherwise retired (or, if following a Lien Event, the GNS Mortgage Notes are at any time defeased or otherwise retired), execute the Mirage/TI Property Deed of Trust (covering those portions of the Dunes Property, the Shadow Creek Property and the Mirage/TI Property then owned by Borrowers and their Restricted Subsidiaries) and deliver the same to the Administrative Co-Agent for recordation and filing with the appropriate Governmental Agencies;

                    (c) as promptly as practicable and in any event within 90 days of any recordation referred to in paragraph (a) or (b) of this Section, provide the Administrative Co-Agent with (i) ALTA title insurance policies issued by the Title Company insuring the Lien of the Deed of Trust and\or the Mirage/TI Property Deed of Trust in the form set forth in Schedule 5.10, subject only to Permitted Encumbrances and the title exceptions set forth in
                         Schedule 5.10, in an amount equal to the fair market value of the property subject thereto, as determined by the appraisals referred to below, but not in any event more than the then Commitment, (ii) such title re -insurance agreements from other title insurance companies as the Administrative Co-Agent may reasonably require, (iii) a current written appraisal of such real property prepared by a qualified independent appraiser acceptable to the Requisite Banks complying in all respects with FIRREA, (iv) an ALTA survey of such real property by a licensed surveyor acceptable to the Requisite Banks and
                         (v) a written "Phase I" environmental report with respect to any Hazardous Materials on or under the relevant Real Property prepared by a qualified independent expert acceptable to the Requisite Banks, provided that the Administrative Co-Agent may grant up to two extensions of up to 30 days each with respect to any one or more of the requirements set forth in this paragraph (c);

                    (d) as promptly as practicable and in any event within 15 days (whether the GNS Mortgage Notes have or have not then been repaid, defeased, or otherwise retired), execute a deed of trust substantially in the form of Exhibit G, with respect to the Golden Nugget and deliver the same to the Administrative Co-Agent for recordation and filing with the appropriate Governmental Agencies, provided that such deed of trust need not encumber that portion of the Golden Nugget which is located on leased land unless and until any necessary consents of the lessors thereof have been obtained, but shall be amended if such consents are later obtained; and

                    (e) as promptly as practicable and in any event within 90 days of any recordation referred to in paragraph (d) of this Section, provide the
                         Administrative  Co-Agent   with   (i) ALTA  title
                         insurance policies issued by the Title Company insuring the Lien of such deed of trust as a first Lien on the Golden Nugget subject only to Permitted Encumbrances and such title exceptions, and with such endorsements as are reasonably acceptable to the Administrative Co-Agent, in an amount equal to the fair market value of the property subject thereto, as determined by appraisals, but not in any event more than the then Commitment, and (ii) such assurances of the types referred to in clauses (ii) through (v) of paragraph (c) of this Section as the Administrative Co-Agent may reasonably request, provided that the Administrative Co-Agent may grant up to two extensions of up to 30 days each with respect to any one or more of the requirements set forth in this paragraph (e)."

            8. Amendment to  Section  5.11.    Section  5.11  of  the  Loan
          Agreement is amended to read in full as follows:

              "5.11 Other  Future  Collateral.   If  a  Lien  Event occurs,
                    then, as promptly as practicable:

                    (a)  deliver   or    cause   the   delivery   to   the
                         Administrative Co-Agent of:

                         (i) in any event within 30 days of such Lien Event, the Security Agreement executed by Borrowers and each Significant Subsidiary, together with such financing statements on Form UCC-1 executed by Borrowers and each Significant Subsidiary with respect to the Security Agreement as the Administrative Co-Agent may request;

                         (ii) in  any  event  within 120 days  of such Lien
                              Event, the Pledge Agreement (Gaming) executed by Parent, the Company and GNLV, CORP. together with the Pledged Collateral (Gaming) accompanied by appropriate stock powers endorsed in blank;

                        (iii) in  any  event  within  30 days of  such Lien
                              Event, the Pledge Agreement (Non-Gaming) executed by Borrowers and the Restricted Subsidiaries, together with the Pledged Collateral (Non-Gaming) and accompanied by appropriate stock powers endorsed in blank; and

                    (b)  thereafter,   upon   the   acquisition  after  the
                         Closing  Date  by  Borrowers  or  any   Restricted
                         Subsidiary of:

                         (i) any capital stock of (A) a new Subsidiary (other than a Spin-Off Company), (B) a New Venture Investor or (C) a corporation or business entity which is the subject of an Investment described in Section 6.18(k) or 6.18(l) where the amount of the Investment of Borrowers and the Restricted Subsidiaries therein is $15,000,000 or more, deliver the certificates evidencing such capital stock in pledge to the Administrative Co-Agent pursuant to the Pledge Agreement (Gaming) or Pledge Agreement (Non-Gaming), as the case may be;

                         (ii) any  fee  simple  interest  in  real Property
                              with a fair market value of $5,000,000 or more, execute and deliver to the Administrative Co-Agent a deed of trust or mortgage (which shall be substantially in the form of the Deed of Trust) that creates a Lien on such real Property securing the Obligations subject in priority only to Permitted Encumbrances and Liens existing on such real Property prior to such acquisition (and not done in contemplation thereof); and

                        (iii) any  vessel  or  vehicle  with a  fair market
                              value of $1,000,000 or more, execute and deliver to the Administrative Co-Agent such Collateral Documents as are appropriate therefor as requested by the Administrative Co-Agent that creates a Lien thereon securing the Obligations subject in priority only to Permitted Encumbrances and Liens existing thereon prior to such acquisition (and not done in contemplation thereof); provided, however, that the foregoing shall be subject to any applicable provision in the Mirage/TI First Mortgage Documents that prohibits further Liens on Property located on or used exclusively in connection with the Mirage/TI Property and any Negative Pledge permitted under Section 6.9(h)."

            9. Amendment to Section 6.9. Section 6.9 of the Loan Agreement is amended so that clauses (c) and (j) thereof, and the proviso following clause (j) thereof, read in full as follows:

              "(c) Liens and Negative Pledges existing on the Closing Date and disclosed in Schedule 4.7 and any renewals/extensions or amendments thereof; provided that
                    (i) the obligations secured or benefited thereby are not increased, and (ii) no Liens or Negative Pledges in favor of the holders of any Indebtedness which renews, extends or otherwise refinances the TI Mortgage Notes or the GNS Mortgage Notes shall be permitted;"

               "(j) Liens,   Negative  Pledges  and  Rights  of  Others  not
                    described above on Property having in the aggregate a fair market value of not more than $2,000,000, provided that no such Liens, Negative Pledges or Rights of Others exist with respect to the real property or the improvements constituting the Dunes Property, the Shadow Creek Property, the Mirage/TI Property or the Golden Nugget;

                provided, that  (i)  this Section  shall  not be  deemed  to constitute a Negative Pledge with respect to the capital stock of GNLV, CORP or Golden Nugget Manufacturing Corp. unless and until the consent of all relevant Gaming Boards of the State of Nevada have been obtained thereto, (ii) this Section shall not apply to prohibit the creation of a Lien, Negative Pledge or Right of Others to the extent necessary to prevent a License Revocation if (A) no Default or Event of Default then exists which is not curable by creation of the Lien, Negative Pledge or Right of Others and (B) Borrowers have notified the Administrative Co-Agent in writing of the necessity to invoke this proviso at least ten (10) Banking Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance, and (iii) if, notwithstanding the provisions of this Section, any Lien prohibited by this Section is created, incurred, assumed or suffered to exist by Borrowers or their Restricted Subsidiaries with respect to any of their Property, Borrowers and their Restricted Subsidiaries shall simultaneously grant Liens on such Property which secure the Obligations equally and ratably with the Indebtedness so secured, and will provide prompt written notice thereof to the Administrative Co-Agent. Nothing in clause (iii) of this proviso is intended to relieve the Borrowers or their Restricted Subsidiaries from their obligations under this Section, and any Lien granted by Borrowers or the Restricted Subsidiaries to any Person in violation of the terms hereof shall be deemed to constitute a Lien granted to the Administrative Co-Agent for the benefit of the Banks, the Swing Line Bank and the Issuing Bank."

            10. Amendment to Section 6.10. Section 6.10 of the Loan Agreement is amended so that clauses (f) and (j) of such Section are amended to read in full as follows and to add a new clause
          (k):

             "(f) Indebtedness  consisting of  commercial paper of  Parent in an aggregate principal amount not in excess of $350,000,000 outstanding at any one time; provided, that
                  (i) the Senior Debt Rating, as of the date of issuance thereof, is BBB-/Baa3 or higher and (ii) the sum of
                  (A) the aggregate principal amount thereof, plus (B) the aggregate principal amount outstanding under the Notes, plus (C) the Aggregate Effective Amount of all outstanding Letters of Credit, plus (D) the Swing Line Outstandings does not at any time exceed the then applicable Commitment;"

             "(j) Guaranty   Obligations  which  are  Investments  to  the
                  extent that the same are permitted by Sections 6.17 or 6.18; and

             "(k) Indebtedness  not described above  that does not  exceed in the aggregate $5,000,000 outstanding at any time."

            11.   Amendment to  Section 6.15.   Section  6.15 of  the Loan
          Agreement is amended to read in full as follows:

             "6.15 Capital Expenditures. Make, or become legally obligated to make, any Capital Expenditure if to do so would result in the aggregate Capital Expenditures made in that Fiscal Year exceeding (i) in the case of the Fiscal Year ending December 31, 1994, $35,000,000,
                    (ii) in any other Fiscal Year, if the Dunes Project or Other Gaming Project is not open for business at any time during such Fiscal Year, $40,000,000 or (iii) in any other Fiscal Year, if the Dunes Project or Other Gaming Project is open for business at any time during such Fiscal Year, $60,000,000, except:

                  (a) Capital Expenditures not in excess of $1,000,000,000 to develop and construct the Dunes Project, provided that (A) the Project Commencement Date therefor occurs no later than October 31, 1995 and (B) the Project Key Date therefor occurs no later than April 30, 1996 (it being understood, that if the Project Commencement Date for the Dunes Project or the Project Key Date for the Dunes Project occur on later dates which have not been approved in writing by the Majority Banks, that further Capital Expenditures with respect to the Dunes Project will not be permitted after such dates);

                  (b) Capital Expenditures not in excess of $60,000,000 and made after January 1, 1994 and prior to December 31, 1995, for improvements to The Mirage in progress or planned as of the Closing Date;

                  (c) Capital Expenditures not in excess of $25,000,000 and made after January 1, 1994 and prior to December 31, 1995 for the completion, reconfiguration or improvement of Treasure Island;

                  (d) Capital Expenditures to the extent financed by Indebtedness permitted under Section 6.10(d) or 6.10(e);

                  (e)    New  Venture  Capital  Expenditures  permitted  by
                         Section 6.16; and

                  (f) Capital Expenditures not in excess of $40,000,000 made when no Event of Default exists to purchase corporate aircraft;

                  provided, however, that (A)  Borrowers may exceed any  of
               the amounts set forth in clauses (a), (b), (c) or (f) above if the overage amount is treated as a Capital Expenditure subject to clause (i), (ii) or (iii) of this Section (as applicable) and, giving effect thereto, the limitations therein set forth are not exceeded and (B) if, in any Fiscal Year, Capital Expenditures made by Borrowers and the Restricted Subsidiaries (other than those described in clauses (a), (b) or (c) above) are less than the maximum amount permitted for such Fiscal Year under clauses (i),
               (ii) or (iii) above, then such unused portion of such amount shall be carried over and added to the maximum amount permitted for the immediately following Fiscal Year under clause (ii) or (iii) above."

            12.   Deletion  of Section 6.16(c).   Section 6.16 of  the Loan
          Agreement is amended to delete the text of clause (c) and to insert in its place "[Intentionally Omitted]."

            13. Deletion of Sections 6.17(c) and 6.17(e). Section 6.17 of the Loan Agreement is amended to delete the text of clauses
          (c)  and  (e)  and  to  insert  in  their  place  "[Intentionally
          Omitted]."

            14. Amendment to Section 7.1. Section 7.1 of the Loan Agreement is amended by adding new clauses (n) and (o) thereto, and relettering existing clause (n) as clause (p), so that the same read in full as follows:

             "(n) On  each  day  upon  which  Borrowers  borrow  or  repay commercial paper Indebtedness pursuant to Section 6.10(f), a Certificate of a Responsible Official, in a form and in detail reasonably acceptable to the Administrative Co -Agent, setting forth the amounts of such borrowings and repayments and, giving effect thereto, the aggregate principal amount of the Commercial Paper Outstandings;

             "(o) Within   three  Banking  Days  of  Borrower's  receiving
                  notice of any change in the Senior Debt Rating, written notice of such change; and

             "(p) Such  other data  and information as  from time to  time may be reasonably requested by the Administrative Co-Agent, any Bank (through the Administrative Co-Agent) or the Requisite Banks."

            15.   Amendment to  Section  8.2.   Section  8.2  of the  Loan
          Agreement is amended to read in full as follows:

             "8.2 Any  Increasing Advance,  Etc.  The  obligation of  each
                  Bank to make any Advance which would increase the prin-cipal amount outstanding under the Notes, and the obligation of the Issuing Bank to issue a Letter of Credit, is subject to the following conditions precedent:

                 (a) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrowers and approved in writing by the Requisite Banks, the representations and warranties contained in Article 4 (other than Sections 4.4(a), 4.6, 4.10, 4.17 and 4.19) shall be true and correct on and as of the date of the Advance as though made on that date;

                 (b)   except in the  case of any  such Advance which  is a
                       Commercial   Paper   Advance,  no  Material  Adverse
                       Effect shall have occurred since the Closing Date;

                 (c) except in the case of any such Advance which is a Commercial Paper Advance (other than matters described in Schedule 4.10 or not required as of the Closing Date to be therein described), there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Borrowers or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

                 (d) the Administrative Co-Agent shall have timely received a Request for Loan in compliance with
                       Article 2 (or telephonic or other request for Loan referred to in the second sentence of
                       Section 2.1(b), if applicable) or the Issuing Bank shall have received a Request for Letter of Credit, as the case may be, in compliance with
                       Article 2; and

                 (e) the Administrative Co-Agent shall have received, in form and substance satisfactory to the Administrative Co-Agent, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Co-Agent or Requisite Banks reasonably may require."

            16. Funding of Certain Advances. Each of the Banks agrees that, subject to Paragraph 22 hereof and to the fulfillment of
          each  of  the  conditions   precedent  to  this  Amendment,   the
          obligation of the Banks to make Loans in the amount of $134,560,575.30, the proceeds of which are used to repay the outstanding Indebtedness evidenced by the TI Mortgage Notes, shall not be conditioned upon the fulfillment of the conditions precedent set forth in Sections 8.2 and 8.3 of the Loan Agreement, provided that the Banks shall not be obligated to make such Loans if any Event of Default exists.

            17. Amendment to Certain Exhibits. The forms of Exhibits F - Compliance Certificate, K - Request for Letter of Credit, and L - Request for Loan, to the Loan Agreement are amended as set forth in Exhibits F, K and L to this Amendment, respectively.

            18.   Joinder of GNLV, CORP. as a Borrower.

                 (a) Each  other  Borrower  designates  GNLV,   CORP.  as  an
                     additional Borrower under the Loan Agreement and the other Loan Documents, and accepts GNLV, CORP. as a co-borrower under the Loan Agreement and the other Loan Documents.

                 (b) GNLV, CORP. hereby  joins in,  and agrees  that it  is a
                     Party to, the Loan Agreement and the other Loan Documents as a Borrower and joins in all the representations, warranties and covenants of Borrowers, and is subject to the other terms, provisions, conditions, and duties applicable to Borrowers under the Loan Agreement and the other Loan Documents as if it were an original Party thereto. Without limitation on the foregoing and any other provision of the Loan Documents, GNLV, CORP. promises to pay each and every one of the Obligations when due and to indemnify the
                     Administrative Co-Agent and the Banks in the manner contemplated by Article 11 of the Loan Agreement. GNLV, CORP. acknowledges and agrees that the agreement set forth in this Paragraph 18 is expressly made for the benefit of the other Borrowers, the Administrative Co-Agent, the Issuing Bank and the other Banks and their respective successors and permitted assigns and shall survive the termination of the Loan Agreement and the repayment of the Obligations. From and after the effective date of this Amendment, GNLV, CORP. shall be a party to the Loan Agreement and the other Loan Documents and shall have the rights and obligations of a Borrower under the Loan Agreement and the other Loan Documents. GNLV, CORP. designates its address for notices as the address for the other Borrowers set forth in the signature pages to the Loan Agreement.

                 (c) GNLV, CORP.  and each  other  Borrower acknowledges  and agrees that they are jointly and severally liable as primary obligors for all of the Obligations, whether advanced to GNLV, CORP. or such Borrower or not, and whether such Obligations are outstanding as of the effective date hereof or at any later time. Each Borrower acknowledges and agrees that the Administrative Co-Agent and the Banks have made no representation or warranty to any Party regarding the creditworthiness of any other Party, and that each Borrower has made such investigations into the creditworthiness of each other Borrower as it deems appropriate.

                 (d) Subject to  the fulfillment  of each  of the  conditions precedent set forth in Paragraph 21 hereof, the Administrative Co-Agent and each Bank accept GNLV, CORP. as a Borrower under the Loan Agreement and the other Loan Documents.

            19.  Joinder of the New Banks.

                 (a) Each of the New  Banks hereby joins and  becomes a party to the Loan Agreement as a Bank. Each New Bank shall have all of the obligations under the Loan Documents of, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents made by, a Bank having a Pro Rata Share as reflected on the revised Schedule 1.1 attached hereto. Each New Bank acknowledges and agrees that the agreement set forth in this Paragraph 19 is expressly made for the benefit of the Borrowers, the Administrative Co-Agent, the Issuing Bank and the other Banks and their respective successors and permitted assigns. From and after the effective date of this Amendment, each New Bank shall be a party to the Loan Agreement and, to the extent provided herein, shall have the rights and obligations of a Bank under the Loan Agreement and the other Loan Documents.

                 (b) Each New Bank represents and warrants that it has become
                     a  party  hereto  solely   in  reliance  upon   its  own
                     independent investigation of the financial and other circumstances surrounding Borrowers, the collateral, and all aspects of the transactions evidenced by or referenced in the Loan Documents, or has otherwise satisfied itself with respect thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Amendment) of the Administrative Co-Agent, the Issuing Bank or any Bank in connection with its decision to enter into the Loan Documents. Each New Bank further acknowledges that it will, independently and without reliance upon the Administrative Co-Agent, the Issuing Bank or any other Bank and based upon such New Bank's review of such documents and information as it deems appropriate at the time, continue to make its own credit decisions in connection with the Loan Documents.

                 (c) Each New  Bank  represents  and  warrants  that  it  has experience and expertise in the extension of credits of the type contemplated by the Loan Documents; that it has acquired its Pro Rata Share for its own account and not with any present intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

                 (d) The Administrative  Co-Agent, the  Issuing Bank  and the
                     other Banks shall not be responsible to the New Banks for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents (other than their own due execution of the Loan Documents) or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by them to the New Banks (other than representations, warranties, recitals or statements made by them therein) or by or on behalf of the Borrowers to the New Banks in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrowers or any other Person liable for the payment of any of the Obligations, the value of the collateral or any other matter. The Administrative Co-Agent, the Issuing Bank and the other Banks shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Advances or other extensions of credit under the Loan Agreement or as to the existence or possible existence of any Default or Event of Default.

                 (e) Each New Bank represents  and warrants that it  has full power and authority to enter into this Amendment and to perform its obligations as a Bank in accordance with the provisions of the Loan Documents and that this Amendment has been duly authorized, executed and delivered by such New Bank and constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

            20.      Redesignation of  Certain Subsidiaries.   The  following
          Subsidiaries of Parent are redesignated in the manner set forth below:

               Subsidiary               Old Designation       New  Designation
               __________               _______________       ________________


               GNLV, CORP.              Spin-Off Company      Borrower

               GNLV FINANCE CORP.       Spin-Off Company      Restricted Subsidiary

               GNLV Holding Corp.       Spin-Off Company      Restricted Subsidiary

               Golden Nugget            Spin-Off Company      Unrestricted New
               Experience Corp.                               Venture Entity

               Golden Nugget            Spin-Off Company      Unrestricted New
               Lawrenceburg, Inc.                             Venture Entity

               Golden Nugget            Spin-Off Company      Restricted Subsidiary
               Manufacturing Corp.

               Golden Nugget, Inc.      Spin-Off Company      Restricted Subsidiary

            Of the foregoing, only GNLV, CORP. is a Significant Subsidiary.

            21.   Conditions  Precedent.     The  effectiveness   of  this
          Amendment shall be conditioned upon the fulfillment of each of the following conditions precedent:

              (a) The  Administrative Co-Agent shall have received all  of the following, each of which shall be originals unless otherwise specified, each properly executed by a
                  Responsible Official of each party thereto, each dated as of the date hereof and each in form and substance satisfactory to the Administrative Co-Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Co-Agent otherwise agrees or directs):

                  1. Counterparts of this Amendment executed by all parties hereto;

                  2. Replacement Committed Advance Notes executed by Borrowers in favor of each Bank, each in the principal amount of that Bank's Pro Rata Share of the Commitment (after giving effect to the increase in the Commitment contemplated hereby) delivered by Borrowers against redelivery of the original Committed Advance Notes executed by the original Borrowers on the Closing Date;

                  3. Replacement Competitive Advance Notes executed by Borrowers in favor of each Bank, each in the principal amount of $200,000,000 delivered by Borrowers against redelivery of the original Competitive Advance Notes executed by the original Borrowers on the Closing Date;

                  4. Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit B to this Amendment;

                  5. A Certificate of a Responsible Official signed by a Senior Officer of Borrowers attaching a copy of the notice delivered to the trustee for the holders of the TI Mortgage Notes contemplated by clause (b) of this section;

                  6. Certified copies of resolutions authorizing the transactions contemplated hereby of the boards of directors of each Borrower and the Significant Subsidiaries, in form and substance acceptable to the Administrative Co-Agent;

                  7. Written legal opinions dated as of the date hereof of (a) Peter C. Walsh, Esq., Assistant General Counsel of Parent and (b) Schreck, Jones, Bernhard, Woloson & Godfrey, Chartered, special counsel to Borrowers and the Restricted Subsidiaries, sub-stantially in the form of the Opinions of Counsel delivered on the Closing Date but with such revisions thereto as may reasonably be requested by the Administrative Co-Agent together with copies of all factual certificates and legal opinions upon which such counsel has relied;

                  8. A Negative Pledge Agreement with r espect to the Dunes Property, the Shadow Creek Property and the Golden Nugget; and

                  9.  Such  other  assurances,   certificates,  docu ments,
                      consents or opinions as the Administrative Co -Agent reasonably may require.

               (b) TI shall have  given irrevocable  written notice  to the trustee for the holders of the TI Mortgage Notes of redemption of all of the outstanding TI Mortgage Notes.

               (c) Borrowers shall have paid an up-front  fee of $2,375,000 to the Administrative Co-Agent for the account of the New Banks and those Banks which have increased the amount of their portion of the Commitment pursuant to this Amendment, in the amounts set forth on Schedule 21 to this Amendment.

               (d) Borrowers shall have paid  an amendment fee  of $525,000 to the Administrative Co-Agent for the account of the Banks, in the amounts set forth on Schedule 21 to this Amendment.

               (e) The reasonable costs and expenses  of the Administrative
                   Co-Agent in connection with the preparation of this Amendment and invoiced to Borrowers prior to the date hereof shall have been paid.

               (f) The  representations   and   warranties   of   Borrowers
                   contained in Article 4 of the Loan Agreement shall be true and correct.

               (g) Borrowers and any other  Parties shall be  in compliance with all the terms and provisions of the Loan Documents and no Default or Event of Default shall have occurred and be continuing.

               (h) All legal matters relating  to the Loan  Documents shall be satisfactory to Sheppard, Mullin, Richter & Hampton, special counsel to the Administrative Co-Agent.

            22. Conditions to Obligations in Excess of $800,000,000. Borrowers consent and agree that, notwithstanding any other provision of the Loan Documents to the contrary, Borrowers shall not permit the sum of (i) the aggregate principal amount outstanding under the Notes, plus (ii) the Aggregate Effective Amount of all outstanding Letters of Credit, plus (iii) the Swing Line Outstandings, plus (iv) the Commercial Paper Outstandings, to exceed $800,000,000, and the Administrative Co-Agent, the Banks, the Issuing Bank and the Swing Line Bank shall not be obligated to extend any such credit, unless and until Borrowers shall have notified the Administrative Co-Agent in writing that the consent of all relevant Gaming Boards of the State of Nevada to the Negative Pledge contained in Section 6.9 of the Loan Agreement with respect to GNLV, CORP. and Golden Nugget Manufacturing Corp. have been obtained and that such Negative Pledge is effective with respect to the capital stock of GNLV, CORP. and Golden Nugget Manufacturing Corp.

            23. Release of Liens. Concurrently with the effectiveness of this Amendment, the Administrative Co-Agent is authorized and directed by each of the Banks to release the Liens created by the Collateral Documents. The Administrative Co-Agent shall (a) execute and deliver to the Borrowers and their Subsidiaries, at the sole expense of Borrowers and without recourse, representation or warranty of any kind, all reconveyances, termination statements and other Lien releases as shall be reasonably necessary or desirable to carry out the provisions of this Section and (b) redeliver to the Borrowers the Pledged Collateral delivered pursuant to the Pledge Agreement (Gaming) and the Pledge Agreement (Non-Gaming).

            24. Golden Nugget Property. Schedule 1.1A to this Amendment (describing the real property underlying the Golden Nugget) is deemed attached to the Loan Agreement as a new Schedule 1.1A thereto.

            25. Amendment to Schedule 4.7 re Golden Nugget Property. In connection with the designation of GNLV, CORP. as a Borrower,
          Schedule 4.7 to the Loan Agreement (describing certain Liens, Negative Pledges and Rights of Others to which property of Borrowers and their Subsidiaries is subject), is hereby supplemented to disclose the following:

 Corporation    Asset              Description of Lien

 GNLV, CORP.    Golden Nugget      Not more than 10%  of the  approximately
                                   7.5   acres   of    land      underlying
                                   the   Golden  Nugget  Hotel  and  Casino
                                   are    leased     from    third parties.
                                   The  leases  from   (i)  The   Elizabeth
                                   Properties Trust  pursuant  to  a  Lease
                                   dated April 30, 1976 with Golden Nugget,
                                   Inc. (as amended  and assigned to  GNLV,
                                   CORP.) and (ii) The First National  Bank
                                   of Nevada, Trustee  under Private  Trust
                                   No. 87 pursuant to a lease dated July 1,
                                   1973  with  Golden   Nugget,  Inc.   (as
                                   amended and  assigned to  GNLV,  CORP.),
                                   contain   provisions   which   may    be
                                   construed to require the consent of  the
                                   lessors   thereunder   prior   to    the
                                   encumbrance  by   the  tenant   of   its
                                   leasehold interest. While the  remaining
                                   lease from The Fraternal Order of Eagles
                                   dated September 4, 1962 (as assigned  to
                                   GNLV, CORP.)  does not  contain  express
                                   provisions of this type, it is  possible
                                   that Nevada law (as  in effect in  1962)
                                   could  be  construed   to  require   the
                                   consent  of  the   lessor  to  such   an
                                   encumbrance.  However, to the extent the
                                   provisions  of  any  such  lease  or  of
                                   former  Nevada  law   may  require   the
                                   consent of the lessors to the execution,
                                   delivery or  recordation  of a  Deed  of
                                   Trust,  they  cannot  be  construed   to
                                   prohibit  the  execution,  delivery   or
                                   performance   of   a   Negative   Pledge
                                   Agreement with  respect  to  the  Golden
                                   Nugget.

            26. Mirage/TI Negative Pledge Agreement. Borrowers agree to execute and deliver a Negative Pledge Agreement to the Administrative Co-Agent with respect to the Mirage/TI Property within 15 Banking Days of the retirement, redemption or defeasance of all of the GNS Mortgage Notes.

            27.    Certain Consents.  Borrowers agree that they shall:

              (a) seek to obtain, by appropriate proceedings diligently pursued, (i) the consent of all relevant Gaming Boards of the State of Nevada to a Negative Pledge with respect to the capital stock of GNLV, CORP. and Golden Nugget Manufacturing Corp., (ii) if requested by the Administrative Co-Agent, the concurrent advance consent of such Gaming Boards to the granting of the Liens contemplated by Sections 5.10 and 5.11 of the Loan Agreement to the Administrative Co-Agent should any Lien Event occur (including the pledge to the Administrative Co-Agent of 100% of the capital stock of GNLV, CORP. and Golden Nugget Manufacturing Corp.); and

              (b) use their best efforts to obtain the advance consent of Borrowers' lessors with respect to the Golden Nugget to the granting of a deed of trust with respect to the Golden Nugget should any Lien Event occur pursuant to agreements with such lessors reasonably acceptable to the Administrative Co-Agent.

            27A. Request for Swing Line Loans. Borrowers agree that, in connection with the making of each Swing Line Loan, Borrowers shall submit a written request for Swing Line Loan to the Swing Line Bank in a form reasonably acceptable to the Swing Line Bank, signed by a Responsible Official of any of Borrower, on behalf of Borrowers, and properly completed to provide all information required to be included therein. Unless the Swing Line Bank has notified, in its sole and absolute discretion, Borrowers to the contrary, a Swing Line Loan may be requested by telephone by a Responsible Official of Borrowers, in which case Borrowers shall confirm such request by promptly delivering a conforming written request in person or by telecopier conforming to the preceding sentence to the Swing Line Bank.

            28. Net Settlement of Advances. Concurrently with the effectiveness of this Amendment, (a) each Bank which is the owner of less than its Pro Rata Share of the Obligations shall be deemed to have purchased from the Banks which are the owner of more than their Pro Rata Share of the Obligations, at par, and without recourse, representation or warranty, Obligations in an amount which is sufficient to cause each Bank to hold its Pro Rata Share of the Obligations, (b) each Bank shall fund such Advances as are necessary to cause the aggregate principal amount of its outstanding Advances to be equal to its Pro Rata Share of the outstanding Loans, and (c) the risk participation of the
          Banks in each outstanding Letter of Credit pursuant to Section 2.5(c) of the Loan Agreement shall be deemed adjusted so that each Bank shall be deemed to have a risk participation in each outstanding Letter of Credit equal to that Bank's Pro Rata Share. The Administrative Co-Agent is authorized to effect a net settlement of the fees due to each Bank hereunder and Advances to be made by that Bank to accomplish the foregoing.

            29.   Representation  and  Warranty.   Borrowers represent  and
          warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

            30. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF,  Borrowers, the Administrative  Co-Agent
            and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.


                                   MIRAGE RESORTS, INCORPORATED


                                   By:  DANIEL R. LEE
                                        ____________________________________
                                        Daniel R. Lee
                                        Chief Financial Officer


                                   THE MIRAGE CASINO-HOTEL


                                   By:  DANIEL R. LEE
                                        ____________________________________
                                        Daniel R. Lee
                                        Assistant Treasurer

                                   TREASURE ISLAND CORP.


                                   By:  DANIEL R. LEE
                                        ____________________________________
                                        Daniel R. Lee
                                        Treasurer


                                   BEAU RIVAGE (formerly, MR Realty)


                                   By:  BRUCE A. LEVIN
                                        ____________________________________
                                        Bruce A. Levin
                                        Assistant Secretary


                                   MH, INC.


                                   By:  DANIEL R. LEE
                                        ____________________________________
                                        Daniel R. Lee
                                        Treasurer


                                   GNLV, CORP.


                                   By:  DANIEL R. LEE
                                        ____________________________________
                                        Daniel R. Lee
                                        Treasurer


                                   BANK  OF  AMERICA  NATIONAL  TRUST   AND
                                   SAVINGS ASSOCIATION,  as  Administrative
                                   Co-Agent


                                   By:  PEGGY A. FUJIMOTO
                                        ____________________________________
                                        Peggy A. Fujimoto, Vice President


                                   BANK  OF  AMERICA  NATIONAL  TRUST   AND
                                   SAVINGS ASSOCIATION, as a Bank


                                   By:  JON VARNELL
                                        ____________________________________
                                        Jon Varnell, Vice President

                                   BANKERS TRUST COMPANY, as Co-Agent and a
                                   Bank


                                   By:  CHRISTOPHER KINSLOW
                                        ____________________________________
                                        Christopher Kinslow, Vice President


                                   THE  LONG-TERM  CREDIT  BANK  OF  JAPAN,
                                   LTD., LOS ANGELES AGENCY, as Co-Agent and a Bank


                                   By:  MOTOKAZU UEMATSU
                                        ____________________________________
                                        Motokazu  Uematsu,   Deputy   General
                                        Manager
                                        ____________________________________
                                        [Printed Name & Title]


                                   SOCIETE GENERALE, as Co-Agent and a Bank


                                   By:  DONALD L. SCHUBERT
                                        ____________________________________
                                        Donald L. Schubert, Vice President


                                   BANK OF SCOTLAND, as a Bank


                                   By:  ELIZABETH WILSON
                                        ____________________________________
                                        Elizabeth Wilson, Vice President and
                                        Branch Manager
                                        ____________________________________
                                        [Printed Name and Title]


                                   CREDIT LYONNAIS  LOS ANGELES BRANCH,  as
                                   Co-Agent and as a Bank


                                   By:  THIERRY F. VINCENT
                                        ____________________________________
                                        Thierry F. Vincent, Vice President

                                   CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as
                                   Co-Agent and as a Bank


                                   By:  THIERRY F. VINCENT
                                        ____________________________________
                                        Thierry F. Vincent, Vice President
                                        Authorized Signatory


                                   FIRST INTERSTATE BANK OF NEVADA, N.A., as a Bank


                                   By:  BRAD PETERSON
                                        ____________________________________
                                        Brad Peterson, Vice President


                                   BANK OF AMERICA NEVADA, as a Bank


                                   By:  HERB STEEGE
                                        ____________________________________
                                        Herb Steege, Vice President


                                   THE FIRST NATIONAL BANK OF BOSTON, as  a
                                   Bank


                                   By:  REGINALD T. DAWSON
                                        ____________________________________
                                        Reginald T. Dawson, Director


                                   FIRST SECURITY BANK OF UTAH, N.A., as  a
                                   Bank


                                   By:  DAVID P. WILLIAMS
                                        ____________________________________
                                        David P. Williams, Vice President


                                   UNITED STATES NATIONAL BANK OF OREGON, as a Bank


                                   By:  DALE PARSHALL
                                        ____________________________________
                                        Dale Parshall, Assistant Vice
                                        President

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   LOS ANGELES AGENCY, as a Bank


                                   By:  TOSHINARI IYODA
                                        ____________________________________
                                        Toshinari Iyoda, Senior  Vice
                                        President


                                   MIDLANTIC BANK, N.A. as a Bank


                                   By:  DENISE D. KILLEN
                                        ____________________________________
                                        Denise D. Killen, Vice President

                                   THE  NIPPON  CREDIT   BANK,  LTD.,   LOS
                                   ANGELES AGENCY, as a Bank


                                   By:  BERNARDO E. CORREA-HENSCHKE
                                        ____________________________________
                                        Bernardo E. Correa-Henschke, Vice
                                        President & Manager


                                   THE SANWA  BANK,  LIMITED,  LOS  ANGELES
                                   BRANCH, as a Bank


                                   By:  GILL S. REALON
                                        ____________________________________
                                        Gill S. Realon, Vice President


                                   WESTDEUTSCHE  LANDESBANK   GIROZENTRALE,
                                   NEW YORK AND CAYMAN ISLANDS BRANCHES, as a Bank


                                   By:  SALVATORE BATTINELLI
                                        ____________________________________
                                        Salvatore Battinelli, V.P.
                                        [Printed Name and Title]

                                   By:  JAMES MALLEY
                                        ____________________________________
                                        James Malley, V.P.
                                        [Printed Name and Title]

                                   GIROCREDIT BANK, as a Bank


                                   By:  JOHN REDDING
                                        ____________________________________
                                        John Redding, Vice President


                                   By:  DHUANE STEPHENS
                                        ____________________________________
                                        Dhuane Stephens, Vice President


                                   THE DAIWA BANK, LTD.


                                   By:  DAVID M. LAWRENCE
                                        ____________________________________
                                        David M. Lawrence, Vice President


                                   By:  STEVEN K. JOHNSON
                                        ____________________________________
                                        Steven K. Johnson, Vice President

                                   Address for Notices:

                                   The Daiwa Bank, Ltd.
                                   800 West Sixth Street, Suite 950
                                   Los Angeles, California  90017-2704
                                   Telephone:  (213) 623-8832
                                   Telecopier: (213) 623-4629
                                   Attention: Steven K. Johnson,
                                              Vice President


                                     THE MITSUBISHI TRUST AND BANKING CORP.

                                     By:  TAKASHI SUGITA
                                          __________________________________
                                          Takashi Sugita, Chief Manager

                                     Address for Notices:

                                     The Mitsubishi Trust and Banking Corp.
                                     801 South Figueroa Street, 24th Floor
                                     Los Angeles, California  90017
                                     Telephone:  (213) 896-4658
                                     Telecopier: (213) 687-4631
                                     Attention:  Rex Olson,
                                                 Vice President

                                     CIBC INC.


                                     By:  PAUL CHAKMAK
                                          __________________________________
                                          Paul Chakmak, Vice President

                                     Address for Notices:

                                     CIBC Inc.
                                     300 South Grand Avenue, 27th Floor
                                     Los Angeles, California 90071
                                     Telephone:  (213) 617-6226
                                     Telecopier: (213) 617-1696
                                     Attention:  Paul Chakmak,
                                                 Vice President


                                     ABN-AMRO BANK N.V.

                                     By:  JEFFREY FRENCH
                                          __________________________________
                                          Jeffrey French, Vice President

                                     By:  L.T. OSBORNE
                                          __________________________________
                                          L.T. Osborne, Group Vice President

                                     Address for Notices:
                                     ABN-AMRO Bank N.V.
                                     101 California Street, Suite 4550
                                     San Francisco, California  94111-5812
                                     Telephone:  (415) 984-3703
                                     Telecopier: (415) 362-3524
                                     Attention:  Jeffrey French,
                                                 Vice President